LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED MAY 31, 2012

TO THE SUMMARY PROSPECTUS AND PROSPECTUS, EACH DATED AUGUST 31, 2011 OF

LEGG MASON CAPITAL MANAGEMENT ALL CAP FUND

The following supplements, and to the extent inconsistent therewith, supersedes the information contained in the fund’s Summary Prospectus.

Effective August 1, 2012, Class R1 shares will be closed to new purchases.

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated August 31, 2011, as supplemented on May 31, 2012, and as may be amended or further supplemented, the fund’s statement of additional information, dated August 31, 2011, as supplemented on May 31, 2012, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated April 30, 2011, are incorporated by reference into this Summary Prospectus.

The sections of the Summary Prospectus and Prospectus titled “Management” are replaced with the following text:

Management

Investment manager: Legg Mason Capital Management, LLC (“LMCM”)

Portfolio manager: Jay Leopold, CFA. Mr. Leopold (Portfolio Manager of LMCM) has been a portfolio manager for the fund since February 2007.

The section of the Prospectus titled “More on fund management — Portfolio managers” is replaced with the following text:

Portfolio manager

Jay Leopold has served as Portfolio Manager for the fund since 2007. Mr. Leopold also serves as the Chair of LMCM’s Risk Analysis Committee. Mr. Leopold joined Legg Mason in 1986 as a securities analyst and joined LMCM’s investment team in 1995. After covering stocks in a variety of industries, including health care, he was named assistant portfolio manager of Legg Mason’s American Leading Companies Trust mutual fund in 2000. Mr. Leopold is a former president and director of the Baltimore Security Analysts Society. He graduated cum laude from the Wharton School at the University of Pennsylvania with a B.A. in Finance and received his CFA designation in 1989.

The SAI provides information about the compensation of the portfolio manager, other accounts managed by the portfolio manager and any fund shares held by the portfolio manager.

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